UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2020

FUSION PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Canada	001-39344	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 Longwood Road South

Hamilton, Ontario, Canada, L8P 0A6

(Address of principal executive offices, including zip code)

(289) 799-0891

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common shares, no par value per share	FUSN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws

As previously disclosed in the Registration Statement on Form S-1, as amended (File No. 333-238968) (the “Registration Statement”) of Fusion Pharmaceuticals Inc. (the “Company”), on June 26, 2020 and in connection with the consummation of the initial public offering of the Company’s common shares (the “IPO”), the Company filed articles of amendment to its articles of the corporation (the “Amended Articles”) with the Government of Canada. The Board of Directors and the Company’s shareholders previously approved the Amended Articles to be filed in connection with, and to be effective before the consummation of the IPO. The Amended Articles amend the Company’s existing articles of the corporation in their entirety to, among other things: (i) authorize an unlimited number of common shares; (ii) reflect the conversion of all previously-existing non-voting common shares and voting common shares into common shares; (iii) reflect the conversion of all previously-existing classes of preferred shares into common shares; and (iv) authorize an unlimited number of undesignated preferred shares that may be issued from time to time by the Board in one or more series.

The foregoing description of the Amended Articles is qualified by reference to the Amended Articles, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

In addition, as previously disclosed in the Registration Statement, on June 26, 2020 and in connection with the consummation of the IPO, the amended by-laws of the Company (the “Amended By-laws”), previously approved by the Board and the Company’s shareholders to become effective before effectiveness of the Registration Statement, became effective. The Amended By-laws amend and restate the Company’s by-laws in their entirety to, among other things: (i) eliminate the ability of the Company’s shareholders to take action by written consent in lieu of a meeting and call special meetings of shareholders; (ii) update procedures relating to the presentation of shareholder proposals at shareholder meetings; (iii) update procedures relating to the nomination of directors; and (iv) conform to the amended provisions of the Amended Articles.

The foregoing description of the Amended By-laws is qualified by reference to the Amended By-laws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.1	Articles of Amendment to the Articles of the Registrant

3.2	General By-Laws of the Registrant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fusion Pharmaceuticals Inc.

Date: June 30, 2020	By:	/s/ John Valliant
John Valliant
Chief Executive Officer